SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                 1934

Date of Report (Date of earliest event reported) October 28, 1996
                                                  ---------------
                    Payco American Corporation
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   (Exact name of registrant as specified in its charter)

    Wisconsin                  0-5589             39-1133219
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(State or other jurisdiction  (Commission     (IRS Employer
 of incorporation)            File Number)    Identification No.)

      180 N. Executive Dr.  Brookfield, Wisconsin      53005
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   (Address of principal executive officers)          (Zip Code)

Registrant's telephone number, including area code  414-784-9035
                                                   -------------
                              None
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   (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     The Registrant announced in a press release dated October 28, 1996 that its shareholders approved the previously announced Agreement and Plan of Merger among the Registrant (Payco American Corporation), Outsourcing Solutions Inc. (formerly OSI Holdings Corp.) and Boxer Acquisition Corp. Under the terms of the Agreement, upon the merger becoming effective each share of the Registrant's common stock will be converted into the right to receive $14.00 in cash, without interest and less any applicable withholding taxes. The parties presently intend to close the transaction on November 6, 1996.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PAYCO AMERICAN CORPORATION
                               --------------------------
                                      (Registrant)

 Date:  November 5, 1996       DAVID S. PATTERSON
        ----------------       ------------------
                               David S. Patterson, Chief
                                Operating Officer